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                         AMERICAN CENTER LEASE AGREEMENT

       THIS LEASE AGREEMENT (the "Lease") is made and entered into on this the 29th day of May 1997 between Met Life International Real Estate Equity Shares, Inc., a Delaware Corporation ("Landlord") and Keyvan Rafie, a sole proprietorship, ("Tenant").

                              W I T N E S S E T H:


       1.     Definitions.

       (a) The "Project" shall mean the American Center Office Complex, being the real property described in Exhibit "A" attached hereto and incorporated herein and improvements constructed thereon.

       (b) "Premises" shall mean the space outlined on the floor plan attached to this Lease as Exhibit "B" incorporated herein. The Premises are stipulated for all purposes to contain approximately 21,041 square feet of "Net Rentable Area" (as below defined); provided, however that Landlord may, upon completion of the Premises, cause precise measurements of the Project, the Building (as below defined) and the Premises to be made, and Base Rental (as below defined) shall be adjusted upward or downward accordingly. The Premises are located in the office building (the "Building") located at 8330 Boone Boulevard, Suite 800, Vienna, in Fairfax, Virginia.

       (c) "Base Rental" shall mean the sum of (i) $378,738.00 per annum for the first (1st) through the fifth (5th) year of the Lease Term (hereafter defined) and (ii) $410,299.50 per annum for the sixth (6th) through the tenth
(10th) year of the Lease Term. [The Base Rental payable beginning on the first
(1st) day of the sixth (6th) year of the Lease Term is the sum of the Base Rental payable during the first (lst) year of the Lease Term plus adjustments that accrued from time to time during years one (1) through five (5) of the Lease Term pursuant to Exhibit "D" attached hereto plus an increase of $1.50 per square foot of Net Rentable Area contained within the Premises.] The Base Rental due for the first (1st) month of the Lease Term (hereinafter defined) during which Base Rental is due, has been deposited with Landlord by Tenant contemporaneously with the execution hereof.(1)

       (d) "Commencement Date" shall mean the later of August 14, 1992 or the date specified in paragraph 3 (c) hereof.


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       (1) Landlord shall provide Tenant a monthly rental credit equal to
S2,630.12 for months two (2) through thirty-seven (37).

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       (e)    "Lease Term" shall mean a term commencing on the Commencement Date and continuing until 120 calendar months after the first day of the first full month fo1lowing the Commencement Date.

       (f) "Security Deposit" shall mean the sum of $31,561.50. The Security Deposit(2) deposited with Landlord by Tenant(3).


       (g) "Common Areas" shall mean those areas devoted to lobbies, corridors, all elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

       (h) "Service Area" shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts (but shall not include any such areas for the exclusive use of the particular Tenant).

       (i) "Net Rentable Area" of the Premises shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises, to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Area or Service Area side of walls separating the Premises from Common Areas and Service Areas, subject to the following:

              (1)    Net Rentable Area shall not include any Service Areas.

              (2) Net Rentable Area shall include a prorata part of the Common Areas on the floor on which the Premises are located, such proration based upon the ratio of the Net Rentable Area within the Premises to the total Net Rentable Area on such floor, both determined without regard to the Common Areas. The Common Area on floor(s) upon which the Premises are located shall never exceed: 2,711 square feet and may be adjusted as determined by Landlord from time to time to confirm such allocation to changes in the configuration or rented spaces and Common Areas upon such floor.

              (3) Net Rentable Area shall include any columns and/or projection(s) which protrude into the Premises and/or the Common Areas.


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       (2) shall be

       (3) in the form of a Letter of Credit drawn against a bank reasonably satisfactory to Landlord within fifteen (15) days of execution hereof.

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       (j)    "Exterior Common Areas" shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and tenants of the Project generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation all parking areas, enclosed or otherwise; all streets, sidewalks and landscaped areas located within the Project.

       (k) The "Improvements", when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide when approving the plans and specifications (the "Plans") described on Exhibit "O", attached (or to be attached) hereto and incorporated herein for all purposes. Except to the extent otherwise agreed (and described on an addendum to the Plans), the installation of the Improvements shall be installed by Landlord at Tenant's expense. "Building Standard" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.(4)

       2. Lease Grant. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

       3.     Lease Term.

       (a) This Lease shall continue in force during a period beginning on Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

       (b) If by August 14, 1992 the Improvements have not been substantially completed pursuant to the Plans (as determined by Landlord's architect in his sole and absolute discretion), due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability because of such delays, and the obligations of this Lease (including, without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

       (c) If, however, the Improvements are not substantially completed (as determined by Landlord's architect in his sole and absolute discretion) by August 14, 1992, due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant of any portion of the Premises or substantial completion of the Improvements.


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       (4) Landlord shall build out Tenant's demised premises to suit in accordance with attached Exhibits "C" and "O". In addition, Landlord shall provide Tenant an allowance equal to $2.00 per square foot to improve the premises anytime between thirty six (36) and sixty (60) months of the lease term.

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       4.     Use. The Premises shall be used for office purposes and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose and uses incidental thereto which is illegal or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building.

       5.     Base Rental.

       (a) Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever the Base Rental, and all such other sums of money payable by the Tenant hereunder as additional rent (whether or not expressly characterized as additional rent), all of which are sometimes herein collectively called "rent", for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. If no earlier due date is expressly specified herein for the payment of additional rent, additional rent shall be payable in full no later than the due date of the next following installment of Base Rental. The annual Base Rental for each lease year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Exhibit D hereof, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Lease Term, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto as additional rent to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

       (b) In the event any installment of rent is not paid(5) of when due and payable, Tenant shall pay a late charge of four percent (4%) of the delinquent amount.

       6. Services to be Furnished by Landlord. Landlord agrees to furnish Tenant the following services:

       (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building and pantry included within premises, central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for "Normal Business Hours" for the Building (which are 7:30 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of "Normal Business Holidays", as hereinafter defined), shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 p.m. at least 1 business day in advance of the date such usage is requested. As used herein, Normal Business Holidays shall include all hours after 1:00 p.m. on Saturdays, all day on Sundays and all days


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          (5) within five (5) days

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observed by the Commonwealth of Virginia or the Federal Government as legal holidays and such other days designated as legal holidays by the applicable building service union employee's service contract and/or by the applicable operating engineer's contract. Tenant shall bear the entire cost of additional service allocable to the Premises as such costs are determined and allocated by Landlord from time to time.

       (b) Routine maintenance and electrical lighting service for all Exterior Common Areas(6) and Service Areas in the manner and to the extent deemed by Landlord to be standard.

       (c) Janitor service, Mondays through Fridays, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord. Tenant shall cooperate with Landlord's employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not unreasonably interfere with Tenant's use of the Premises.

       (d) Subject to the provisions of Paragraph 12, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premise.

       (e) All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

       (f) Landlord may elect to provide security in the form of limited access to the Building during other than Normal Business Hours. In such event Landlord may require those tenants requesting access to the Building during other than Normal Business Hours, to pay a fee for such access partially to reimburse Landlord for the cost of the system which limits after-hours access. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all rules and regulations promulgated by Landlord with respect thereto.

       The failure by Landlord to any extent to furnish or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or


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       (6) Common Areas

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resulting therefrom.

       7. Improvements to be Made by Landlord. Except for the Improvements, all installations and improvements now or hereafter placed on the Premises shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord in advance as additional rent.

       8. Maintenance and Repair of Premises by Landlord. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises.(7)

       9. Graphics. Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window or in any lobby, without the prior express written consent of Landlord. The color and fabric of the lining of all drapes (or if unlined, the draperies themselves) which Tenant desires to place on exterior windows or openings of the Building must be approved by Landlord prior to the installation thereof so that a uniform color and appearance may be preserved from the exterior of the Building. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listing of the name and room number of Tenant shall be furnished without charge. The listings of additional names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant.

       10. Care of the Premises by Tenant. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear and insured casualty losses excepted.

       11. Repairs and Alterations by Tenant. Tenant covenants and agrees with Landlord, at Tenant's own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant's agents and employees, and such repairs shall restore the Building to as good as condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall pay the cost thereof to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the express written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect. Any and all alterations to the Premise shall become the property of Landlord upon Termination of this Lease (except

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       (7) Notwithstanding the foregoing Landlord shall maintain the building and building systems in a manner consistent with a First Class building in Fairfax County, Virginia.

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for moveable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises upon expiration or prior termination of the Lease
Term. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring the Premises to Building Standard.

       12. Use of Electrical Services by Tenant. Tenant's use of electrical services furnished by Landlord shall be subject to the following:

       (a) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of 2 watts per square foot.

       (b) Tenant's lighting shall not have a design load greater than an average of 2 watts per square foot.

       (c) Landlord shall be entitled to enter the Premises to perform an audit or survey of electrical use thereon from time to time. Tenant's consumption of electrical services shall not exceed either the rated capacities and/or design loads set forth in Paragraphs 12(a) and 12(b) above nor shall it generate heat in excess of that which Landlord's air conditioning system is designed to handle. In the event that Tenant elects to add equipment and/or lighting to the Premises that will cause Tenant's consumption of electrical services to exceed either the rated capacities and/or design loads set forth in Paragraphs 12(a) and 12(b) above or that will generate heat in excess of that which Landlord's air conditioning system is designed to handle, Tenant shall obtain Landlord's prior written approval of such equipment and/or lighting subject to the following:

              (i) Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities or heat production.

              (ii) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant's excess consumption.

              (iii) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of any or all utility service and in such event Tenant shall contract directly with such public utility for the supplying of such additional utility service to the Premises.

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       13.    Parking. During the Lease Term, Tenant shall have the
non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant's agents and employees. Cars not parked according to the rules and regulations promulgated by Landlord may be towed at the owner's expense. Tenant shall provide Landlord with a list of all license numbers for the cars owned by Tenant, its agents and employees from time to time upon demand. In the event that Tenant, its agents and employees, park in locations other than those assigned to Tenant, Landlord reserves the right to charge Tenant as additional rental hereunder Twenty-Five Dollars ($25) per diem for each such occurrence in addition to towing such cars at Tenant's expense. Landlord will designate special parking areas located within the Project for reserved parking for tenants of the Project who will rent such parking spaces. In the event Tenant leases any such rental parking spaces from Landlord, the terms and conditions of such lease shall be as set forth in that certain Parking Space Rental Agreement attached hereto as Exhibit "F" and incorporated herein by reference.

       14. Laws and Regulations. Tenant agrees at Tenant's expense to comply with all applicable laws, ordinances, rules, and regulations of any governmental entity or agency having jurisdiction of the Premises.

       15. Building Rules. Tenant will comply with the rules of the Building and Project reasonably adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Building and the Project being attached hereto as Exhibit "E" and incorporated herein for all purposes.

       16. Entry by Landlord. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants, or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Tenant agrees to cooperate with Landlord in event of emergencies, including, without limitation, evacuation at Landlord's oral request in the event of any situation deemed by Landlord as an emergency.

       17. Assignment and Subletting. Tenants shall not assign, sublease or transfer any or all of the Premises without the prior written consent of Landlord, such consent shall not be unreasonably withheld. In the event of any such assignment or subletting consented to by Landlord. Tenant shall remain fully and primarily liable for the payment of rent due under this Lease and for the performance of all the covenants, agreements, terms, conditions and provisions under this Lease. Additionally, Tenant's assignee or sublessee shall be required to assume all of Tenant's obligations under this Lease. The Landlord hereby grants to Tenant the right to sublease up to fifty percent (50%) of the Premises without the Landlord participating in any of

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the profit derived from said subleasing. In the event that Tenant desires to sublease more than fifty percent (50%) of the Premises, Tenant shall give Landlord thirty (30) days written notice of Tenant's intention to do so. Within thirty (30) days of receipt of said notice, Landlord shall have the right to:

       (a)    Take possession of or;

       (b) Participate in fifty percent (50%) of profits derived from said subleasing or;

       (c) Notify Tenant, in writing, of Landlord's consent to allow Tenant to sublease said space.

       18. Mechanic's Liens. Tenant will not suffer or permit any mechanic's lien or liens to be placed upon the Premises or the Building arising out of any work contracted for or authorized by Tenant in respect to the Premises and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premise, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics' or other liens against the Premises. In the event any such lien is attached to the Premises or Tenant's interest therein Tenant shall immediately cause same to be released, and if Tenant fails to do so, then, in addition to any other right to remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes and costs incurred by Landlord with respect thereto, shall be paid by Tenant to Landlord on demand as additional rent.

       19.    Insurance.

       (a) Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord or its mortgages shall require, payable solely to Landlord or the mortgagees of Landlord as their interests shall appear. Tenant shall maintain, at its expense, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, equipment, installations and contents located in the Premise and in such additional amounts as are necessary to meet Tenants' obligations pursuant to paragraph 23 hereof. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Paragraph 19(a) and Paragraph 19(b). Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least 10 days prior to such expiration.

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       */ the proposed sublease portion of the premise

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       26.    Events of Default/Remedies.

              (a) The following events shall be deemed to be events of default by Tenant under this Lease (i)(16) or Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant, all of which terms, provisions and covenants shall be deemed material (17) (ii) the leasehold hereunder demise shall be taken on execution or other process of law in any action against Tenant or Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (iii) Tenant shall fail to move into and take possession of the Premises(18) when the Premises are ready for occupancy, it shall at any time vacate the Premises without Landlord's prior written approval;
(iv) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar existing or subsequently enacted law or statute of the United States or any State thereof, or a petition shall be filed against Tenant under any such statute or (v) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

              (b) Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specially waives notice and demand for payment of rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law): (i) terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

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  (16) Tenant shall fail to comply with any provision of this Lease (or any other agreement between Landlord and Tenant) requiring the payment of money and such failure shall continue for a period of ten (10) days following written notice thereof from Landlord to Tenant of such default;

  (17) and such failure shall continue for more than thirty (30) days following notice thereof from Landlord to Tenant;

  (18) within twenty (20) days of


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              In the event Landlord elects to re-enter or take possession of the
Premises after Tenant's defau1t(19). Tenant hereby waives notice of such reentry or repossession and of Landlord's intent to re-enter or take possession.
Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. Whether or not Landlord elects to terminate this Lease in connection with a default by Tenant, Landlord shall be entitled to reimbursement of all cost and expenses (including, without limitation, tenant finish costs and commissions) incurred in respect of a reletting all or a portion of the Premises occasioned by Tenant's default. In addition, interest shall accrue on sums due hereunder from Tenant but not paid, at the lesser of 18% per annum or the highest rate permitted by applicable law. The provisions of Paragraph 28 hereof shall apply with respect to the period from and after written notice to Tenant of termination. All of Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

              (c) This Paragraph 26 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law request some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that written notice, to Tenant, or which comes to the attention of Tenant, which expressly reflects Landlord's intention to terminate, shall be sufficient to evidence and effect their termination herein provided for.

              (d) **In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default of any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedied of termination and rescission and hereby agrees that Tenant remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, ** Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgages on the Building notice and a reasonable time to cure any default by Landlord(20)

       27. Peaceful Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding

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  (19) provided the aforementioned notice of default has been given to Tenant as specified in Paragraphs 26(a) and 26(b)

  (20) provided Tenant has been given written notice of such mortgages and an address where notices should be sent.

upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.(21)

       28. Holding Over. In the event of holding over by Tenant without Landlord's written consent after the expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 26(b) (ii) hereof, Tenant shall, throughout the entire holdover period, pay rent equal on a per diem basis, to twice the Base Rental and additional Base Rental, as adjusted or increased under Exhibit "D" hereto, which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease.

       29. Subordination to Mortgage. Tenant agrees that this Lease is and shall be junior and subordinate to any first mortgage, added of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Project as a whole or any part thereof, and to any renewals, modifications, consolidations, replacements, refinancing, and extensions thereof, but Tenant agrees that any such first mortgagee shall have the right at any time to subordinate such mortgage, added of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building or the Project as a whole or any part hereof, and to any renewals, modifications, consolidations, replacements, refinancing and extensions thereof, and Tenant agrees within fifteen (15) days to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any instrument of subordination herein required to be executed by Tenant within fifteen (15) days of Landlord's demand, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

       30. Landlord's Lien. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent


----------

   (21) Landlord warrants, that as of the date of this Lease, Landlord possesses the unencumbered fee simple title to the project.

and other sums agreed to be paid by Tenant herein.(22) The Provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under and subject to Virginia Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. Tenant agrees to execute as debtors such financing statement or statements as Landlord may now or hereafter request. Landlord may at its election at any time file a copy of this Lease as a financing statement. Notwithstanding the above, Landlord shall neither sell nor withhold from Tenant, Tenant's business records.

       31. Attorney's Fees. In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the prevailing party's reasonable attorney's fees. In the event that Landlord remedies a default by Tenant pursuant to Paragraph 26(b) (iii), Landlord shall be entitled to reimbursement by Tenant on demand for all costs incurred in connection with same (including without limitation attorney's fees), plus interest thereon at the highest rate permitted by law.

       32. No Implied Waiver. No provision of this Lease shall be deemed to have been waived by Landlord unless such a waiver be in writing signed by Landlord. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. No agreement to accept a surrender of this Lease shall be valid unless in a writing signed by Landlord. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach.

       33. Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the land described on Exhibit "A" attached hereto is situated and Tenant agrees to look solely to Landlord's interest in the Building and the land on which the Building is situated for the recovery of any judgement from the Landlord, it being intended that neither Landlord nor any partner or principal of Landlord nor any other property disclosed or undisclosed of such partners or principals shall be personally liable for any judgement or deficiency.


----------

  (22) provided however, said lien shall be subordinate to the original security interest if any, previously granted in the purchase of the property.

       34. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered as advance payment of rental or a measure of Tenant's damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord must assign the Security Deposit to the transferee and thereafter shall have no further reliability for the return of such Security Deposit.

       35. Notice. Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and shall, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified, with return receipt required, addressed to the party to be notified at the address stated in this Lease or such other address notice of which has been given to the other party. Any notice shall be effective upon its deposit in the United States mail in the manner hereinabove described. Any responses by Tenant to Landlord upon any such notice shall be given not later than five (5) business days following the date set forth as the date of receipt on the return receipt. Copies of any Notice to Landlord, shall also be served upon (i) Vice President, Real Estate Investments, Northeastern office, Metropolitan Life Insurance Company, One Madison Avenue, New York, New York, 10010 and (ii) Manager, Real Estate Investments, Suite 410, 1615 L Street, N.W., Washington D.C. 20036.

       36. Severability. If any term of provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

       37. Recordation. Tenant agrees not to record this Lease or any memorandum or copy thereof.

       38. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the Commonwealth of Virginia.

       39. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

       40. Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Landlord and Tenant, time is of the essence of this Lease.

       41. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, Project and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of the Building, or of the land described in Exhibit "A" and the Building that the transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

       42. Commissions. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of Tenant.

       43. Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.



       44. Exhibits. Exhibits, "A", "B", "C", "D", "E", "F", "G", "H", "I",
"J", "L", "M", "N" and "O" are attached hereto and incorporated herein and made a part of this Lease for all purposes.

       The parties acknowledge that the Tenant's name, Keyvan Rafei, has been misspelled as Keyvan Rafie in various references in this document, and agree that all such misspellings refer to the Tenant, Keyvan Rafei.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.



ADDRESS:                           LANDLORD: Met Life International
                                   Real Estate Equity Share Inc., a
8300 Boone Boulevard               Delaware Corporation
Suite 200
Vienna, VA 22182


                                   By:   /s/  MICHAEL J. CURRAN      GG
                                      ---------------------------------
                                            Michael J. Curran
                                   Title:   Assistant Vice President
                                          -----------------------------
                                   Date:          5/29/92
                                          -----------------------------


ADDRESS:                           TENANT: Keyvan Rafie, a sole proprietorship


                                   By:   /s/ KEYVAN RAFIE
                                      ---------------------------------
                                            Keyvan Rafie
                                   Title:   A Sole Proprietorship
                                          -----------------------------
                                   Date:            5-18-92
                                          -----------------------------

ATTEST:


     [SIG]
-------------------




Affix Seal:

                              AMERICAN CENTER LEASE
                                LIST OF EXHIBITS

This List of Exhibits is attached hereto and made a part of the Lease dated May 29, 1992, by and between AMERICAN CENTER ("Landlord") and Keyvan Rafie, a sole proprietorship, ("Tenant").


                       EXHIBIT "A"                      -        Description

                       EXHIBIT "B"                      -        Outline Demised Premises

                       EXHIBIT "C"                      -        Tenant Improvements (Workletter)

                       EXHIBIT "D"                      -        Rental Escalation

                       EXHIBIT "E"                      .        Rules & Regulations

                       EXHIBIT "F"                      -        Parking Space Rental Agreement

                       EXHIBIT "G"                      -.       Termination Option

                       EXHIBIT "H"                      -        Expansion Option

                       EXHIBIT "I"                      -        Renewal Option

                       EXHIBIT "J"                      -        Indemnity Agreement

                       EXHIBIT "L"                      -        First Right of Refusal

                       EXHIBIT "M"                      -        Furniture Inventory

                       EXHIBIT "N"                      -        Signage

                       EXHIBIT "O"                      -        Tenants Plans

 TENANT:  Keyvan Rafie, a sole proprietorship           LANDLORD: Met Life International Real
                                                        Estate Equity Shares, Inc., a Delaware
                                                        corporation

By:  /s/ KEYVAN RAFIE                                   By:   /s/  MICHAEL J. CURRAN      GG
   -------------------                                     ---------------------------------
      Keyvan Rafie                                                   Michael J. Curran

Title: A Sole Proprietorship                            Title:   Assistant Vice President
       ---------------------                                   -----------------------------
Date:       5-18-92                                     Date:          5/29/92
      ----------------------                                   -----------------------------


                                   EXHIBIT "A"

This Exhibit "A" is attached hereto and made a part of the Lease dated May 24, 1992, by and between Met Life International Real Estate Equity Shares,
Inc., ("Landlord") and Keyvan Rafie, a sole proprietorship ("Tenant").

All that certain lot, piece or parcel of land situate, lying and being in the County of Fairfax, Virginia and being more particularly described as follows:

          Beginning at a point marking the intersection of the Southerly R/W line of Chain Bridge Road (Route # 123) and the Northeasterly R/W line of Boone Boulevard; thence with the said R/W line of Route 123 N 57 11' 27" E, 77.04 feet with a curve to the right whose radius is 676.20 feet (and whose chord is N 64 45' 25" E, 202.58 feet) an arc distance of 203.35 feet; N 73 22' 19" E, 34.26 feet; N 41 23' 12" W, 29.37 feet and N 73 22' 19" E, 36.02 feet to a point; thence departing Chain Bridge Road and running with the Southerly R/W line of a ramp for an interchange from said Chain Bridge to Leesburg Pike (Route #7) the following courses: with a curve to the right whose radius is 200.00 feet (and whose chord is S 63 34' 18" E, 97.06 feet) an arc distance of 98.04 feet with a curve to the left whose radius is 302.00 feet (and whose chord is N 87 49' 41' E, 409.17 feet) an arc distance of
          449.54 feet; N 45 11' 05" E, 48.58 feet and with a curve to the right whose radius is 100.00 feet (and whose chord is N 65 04' 50' E, 68.06 feet an arc distance of 69.45 feet to a point on the Southerly R/W line of Leesburg Pike (Route #7); thence with said R/W line of Leesburg Pike S 44 48' 55" E, 110.10 feet to a point marking the intersection of the said R/W line of Leesburg Pike and the Northwesterly R/W line of Howard Avenue; thence with the said R/W line of Howard Avenue S 44 49' 03" W, 552.21 feet to a point marking the PC of a 30 foot radius return to the intersection of Howard Avenue on the aforementioned Boone Boulevard; thence with said return a curve to the right whose chord is S 80 39' 28" W, 35.13 feet, an arc distance of
          37.53 feet to a point on the aforementioned R/W line of Boone Boulevard; thence with the said R/W line of Boone Boulevard N 63 30' 09" W, 605.17 feet, to the point of the beginning containing 4.83879 acres of land.

TENANT: Keyvan Rafie, a sole proprietorship                               LANDLORD: Met Life International Real
                                                                          Estate Equity Shares, Inc., a Delaware
                                                                          corporation

By: /s/ KEYVAN RAFIE                                                      By: /s/ MICHAEL J. CURRAN         GG
   --------------------------                                                ---------------------------------
           Keyvan Rafie                                                                              Michael J. Curran
Title: A Sole Proprietorship                                              Title: Assistant Vice President
      -------------------------                                                 -------------------------------
Date: 5-18-92                                                             Date:  5/29/92
      ------------------------                                                 -------------------------------

                                  EXHIBIT "B"

                                    [GRAPH]

This Exhibit "B" is attached hereto and made a part of the Lease dated May 29 1992, by and between Met Life International Real Estate Equity Shares. Inc., ("Landlord") and Keyvan Rafie, a sole proprietorship ("Tenant").

TENANT: Keyvan Rafie,                    LANDLORD: Met Life International Real
a sole proprietorship                    Estate Equity Shares, Inc., a Delaware
                                         corporation

By:  /s/ KEYVAN RAFIE                    By:   /s/ MICHAEL J. CURRAN
   --------------------------------         ------------------------------------
           Keyvan Rafie                           Michael J. Curran
Title:     A Sole Proprietorship         Title:   Assistant Vice President
       ----------------------------            ---------------------------------
Date: 5-18-92                            Date:  5/29/92
      -----------------------------            ---------------------------------

                                   EXHIBIT "C"

This Exhibit "C" is attached hereto and made a part of the Lease dated May 29, 1992, by and between Met Life International Real Estate Equity Shares, Inc., ("Landlord") and Keyvan Rafie, a sole proprietorship, ("Tenant").

Landlord, at its expense, shall prepare a plan or sets of plans (which said plan or sets of plans, as the case may be, is hereinafter called the "Tenant Drawings") including dimensions necessary to construct and finish the demised premises. In accordance with the Tenant Drawings dated 4-23-92, Landlord, at Landlord's expense, except as otherwise expressly specified in this Exhibit "C" and in the foregoing Lease shall furnish, install in and to the demised premises the following, all of which shall be material, manufacture, design, capacity, finish and color of the Building Standard adopted by Landlord for the Building:

1.     PARTITIONING:

       (a) Drywall partitions consisting of 5/8" thickness on each side taped and sanded to the underside of the ceiling.

       (b) Partitions terminating at the Building exterior walls shall meet either a mullion or column without interfering with access to the peripheral enclosure.

       (c) Demising partitions consisting of 5/8" thickness on each side taped and sanded to the underside of the ceiling. Walls shall be insulated.

2.     DOORS AND HARDWARE:

       (a) Suite entry door will be full height solid core, 8'4" x 3'0" laminate wood grain veneer finish entrance door, installed in an anodized aluminum frame, equipped with exposed closer, with a l'0" sidelight.

              All doors off the common hallways shall have heavy duty lever handle lockset with closer.

              All interior doors will be flush, solid core, "laminate, wood grain veneer" full height 8'4" x 3'0" installed in an anodized aluminum frame with a latch-set.

3.     CEILINGS:

       (a) Tegular acoustical tile, 2' x 2' on an exposed grid mounting system installed throughout.

4.     FLOOR COVERING AND BASE MOLDING:

       (a) Tenant will be allowed up to $1.00 per square foot of leased area for carpeting, vinyl base and padding or Tenant may select from Landlord's building standard carpet selections, building standard carpet padding is provided by Landlord.

5.     ELECTRICAL:

       (a)    Single pole light switches.

       (b)    120 volt duplex wall receptacle outlets.

6.     TELEPHONE:

       (a)    Building Standard wall telephone outlet with ring and pull string.

7.     WINDOW COVERING:

       (a) Landlord shall provide Building Standard thin line horizontal venetian blinds on all exterior windows.

8.     PAINTING:

       (a) Partitions and walls shall be finished with flat latex paint. Painting shall be in colors to be selected by Tenant from Landlord's Building Standard color chart, not to exceed one color per room.

9.     LIGHTING:

       (a) Recessed three (3) tube 2' x 4' Parabolic Building Standard fluorescent light fixtures.

10.    ENTRANCE DOOR LETTERING:

       (a) The Landlord shall provide the suite number and Tenant's name (excluding logos or names of individual officers and/or partners, other than the actual firm name) using Landlord's Building Standard character Building Logo.

11.    HEATING/VENTILATION AND AIR CONDITIONING:

       (a) Landlord will provide Building Standard heating, cooling and circulating air equipment and controls for normal office use. The system shall be all electric, operated and maintained by Landlord at Landlord's expense.

       (b) Any excess capacity, special controls, or exhaust required by Tenant shall be provided by Landlord at Tenant's expense.

       (c) Capability for after hours air conditioning will be provided for by Landlord. Expense for after hours use shall be Tenant's.

12.    SPACE PLANNING:


       (a) Up to two (2) preliminary architectural Tenant drawings will be provided by the Landlord's selected architect or design firm at Landlord's expense.

       (b) Any additional preliminary drawings or any sections, elevations or details or any specifications of non-Building Standard work shall be at Tenant's expense.

It is agreed that the Tenant will furnish to the Landlord all information regarding its partitioning, electrical, mechanical and telephone requirements and all other pertinent data by not later than June 15, 1992. Within five (5) days after Landlord's submission of working drawings, the Tenant shall approve of said drawings in writing. In the event Tenant fails to comply with either of the aforesaid time requirements, any delay in completing the demised premises shall not in any manner affect the Commencement Date as provided in the foregoing Lease, under such circumstances Landlord agrees to make the demised premises ready for Tenant's occupancy not later than the Commencement Date, plus the number of days resulting from Tenant's failure to comply with the provisions of this paragraph.

If Tenant requests any additional work which is not provided for in the aforesaid "Building Standard Tenant Allowances", Tenant will be responsible for all costs resulting from such additional work, including architectural and engineering charges, which costs shall be paid by Tenant on or before occupancy of the demised premises. Tenant understands that no credits will be given for any portion of the allowances specified above which are not required by Tenant.

If there are any changes requested by Tenant, after completion of Tenant Drawings, Tenant will be responsible for all architectural and engineering costs and related expenses resulting from such changes. No such changes will be made without written approval of the Landlord and only after written request of the Tenant to the Landlord.

Tenant agrees to pay to Landlord, promptly upon being billed therefore, the cost of all such work, together with ten percent (10%) overhead, and ten percent (10%) profit on such costs. Tenant will be billed for seventy-five percent (75%) of said costs on such non-standard or additional work at the commencement of construction of the space and twenty-five percent (25%) when work is complete, as determined by Landlord's architect, engineer and/or contractor.


TENANT: Keyvan Rafie, a                   LANDLORD: Met Life International Real
sole proprietorship                       Estate Equity Shares, Inc., a Delaware
                                          corporation



By: /s/ KEYVAN RAFIE                      By: /s/ MICHAEL J. CURRAN       GG
   -------------------------------           -------------------------------
       Keyvan Rafie                                            Michael J. Curran
Title: A Sole Proprietorship              Title: Assistant Vice President
      ----------------------------              ----------------------------

Date:     5-18-92                         Date:         5/29/92
     -----------------------------             -----------------------------

                                   EXHIBIT "D"

This Exhibit "D" is attached hereto and made a part of the Lease dated May 29, 1992, by and between Met Life International Real Estate Equity Shares, Inc., ("Landlord") and Keyvan Rafie, a sole proprietorship ("Tenant").

          1. Basic Cost Increase Adjustment. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provisions:

              (a) The Building contains 324,668 square feet of Net Rentable Area in aggregate. Tenant's Base Rental is based, in part, upon the estimate that annual Basic Costs will be equal to $7.75 per square foot of Net Rentable Area in the Building (such estimate being hereinafter referred to as the "Expense Stop"). Tenant shall, when Landlord so requires during the term of this lease, pay as an adjustment to Base Rental hereunder, regardless of rental abatement, an amount (per each square foot of Net Rentable Area within the Premises, including those portions of Common Areas allocated to the Premises from time to time) equal to the excess ("Excess") from time to time of actual Basic Costs per square foot of Net Rentable Area in the Building over the amount of the Expense Stop. Landlord may collect such additional Base Rental in arrears. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and may require the monthly payment of Base Rental adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustments pursuant to Paragraph 1(b) of this Exhibit "D" when actual Basic Costs are available for each calendar year.(1)

              (b) Tenant at its' expense shall have the right no more frequently than once per calendar year, following prior written notice to Landlord, to audit through an independent certified public accountant reasonably acceptable to Landlord, at Tenant's sole expense, Landlord's books and records relating to Basic Costs during the year preceding such audit. In the event such an audit demonstrates additional Base Rental collected for such preceding year to be higher or lower than the amount of additional rental paid pursuant to 1(a) above, then Landlord shall refund any overpayment or Tenant shall pay any deficiency within ten (10) days of such determination.



       ---------------------

          (1) Notwithstanding the foregoing, the amount of any excess payable by Tenant relating to Basic Costs other than property taxes and assessments and utility costs shall not in any event increase by greater than six percent (6%) per year.

          2. "Basic Costs" shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning (including without limitation, property taxes and assessments) the Building and the Exterior Common Area (as defined in the Lease to which this is Exhibit "D"). Basic Costs shall not include the cost of any capital improvements, depreciation, interest on principal payments on mortgage and other non-operating debts,(2) of Landlord. Basic Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs, or which are required by governmental authorities.

          3. Base Rental Adjustment. Effective the first day following the expiration of each twelve (12) month period during the Lease Term, the Base Rental shall be adjusted as follows: Successive yearly base rates are one hundred four and one half percent (104.5%) of the previous year's Base Rental. Landlord shall be entitled to require that the payment of the adjustment to Base Rental provided for in this paragraph, be made in monthly installments equal to 1/12 of such adjustment for each year during the remainder of the Lease Term, such installments being due and payable on the first day of each calendar month during such Year. The Expense Stop initially stated in paragraph 1(a) hereof shall be utilized throughout the term of this Lease for the purpose of calculating the Excess pursuant to Paragraph 1(a) notwithstanding any adjustment to Base Rental pursuant to this paragraph.




TENANT:  Keyvan Rafie, a                  LANDLORD: Met Life International Real
sole proprietorship                       Estate Equity Shares. Inc., a Delaware
                                          corporation


By: /s/ KEYVAN RAFIE                      By: /s/ MICHAEL J. CURRAN
   -------------------------------           -------------------------------
       Keyvan Rafie                              Michael J. Curran
Title: A Sole Proprietorship              Title: Assistant Vice President
      ----------------------------               ---------------------------

Date:     5-18-92                         Date:         5/29/92
     -----------------------------             -----------------------------




       ---------------------

          (2) Marketing, other tenant improvements and leasing expenses.

                                   EXHIBIT "E"

This Exhibit "E" is attached hereto and made a part of the Lease dated May 29 1992, by and between Met Life International Real Estate Equity Shares, Inc., ("Landlord") and Keyvan Rafei, a sole proprietorship ("Tenant").

                              RULES AND REGULATIONS

1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Project are prohibited.

2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other common areas of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its reasonable discretion. One building standard suite identification sign will be prepared by Landlord at Landlord's expense. No additional signs shall be posted without Landlord's prior written consent as to location and form, and the cost of preparing and posting such signs shall be borne solely by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

4. Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

6. Tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or moving out of Tenant equipment, furniture, files, and/or fixtures shall be done only with prior written notice to Landlord, and Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shall, in addition, be entitled to place such other reasonable conditions upon Tenant moving activities as Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant's property in the process of such a move, and in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant moving activities.

7.     Corridor doors, when not in use, shall be kept closed.

8. All deliveries must be made via the service entrance and elevators, designated by Landlord for service, if any, during Normal Business Hours. Landlord's written approval must be obtained for any delivery after normal working hours.

9. Each tenant shall cooperate with Landlord's employees in keeping leased premises neat and clean.

10. Tenant shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the leased premises, or otherwise unreasonably interfere, injure or annoy in any way other tenants, or persons having business with them.

11.    No animals shall be brought into or kept in or about the Building.

12. No boxes, crates or other such materials shall be stored in hallways or other Common Areas. When Tenant must dispose of crates, boxes, etc. it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., respectively, so as to avoid having such debris visible in the Common Areas during Normal Business Hours.

13. No machinery of any kind, other than ordinary office machines such as typewriters, calculators, and standard office equipment shall be operated on leased premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any flammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.

14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

15. No nails, hooks or screws shall be driven into or inserted in any part of the Building except picture frames and as otherwise approved by Building maintenance personnel. Nothing shall be affixed to, or made to hang from the ceiling of the Premises without Landlord's prior written consent.

16. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

17. No food and/or beverages shall be distributed from Tenant's office without prior written approval of the Building Manager.

18. No additional locks shall be placed upon any doors without the prior written consent of the Landlord.

       All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given ten (10) keys to the Premises by Landlord. No duplicates of such keys shall be made by Tenant. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

20. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

21. No portion of the Building shall be used for the purpose of lodging rooms.

22. Vending machines or dispensing machines of any kind will not be placed in the leased premises by Tenant.

23. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Which approval will not be unreasonably withheld. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

24. No Tenant shall make any material changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect which shall not be unreasonable. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlord's supervision.

25. Landlord reserves the right to rescind any of these rules and make such other and further reasonable rules and regulations as in its reasonable judgment shall from time to time be needful for the subject to operation of the Building subject to the terms of this Lease, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.


TENANT: Keyvan Rafie, a                    LANDLORD: Met Life International Real
sole proprietorship                        Estate Equity Shares, Inc., a Delaware
                                           corporation


By: /s/ KEYVAN RAFIE                       By: /s/ MICHAEL J. CURRAN      GG
   -------------------------                  -------------------------------
        Keyvan Rafie                               Michael J. Curran

Title: A Sole Proprietorship               Title: Assistant Vice President
      ----------------------                     ----------------------------

Date:      5-18-92                         Date:          5/29/92
     -----------------------                    -----------------------------

                                   EXHIBIT "F"

This Exhibit "F" is attached hereto and made a part of the Lease dated
May 29, 1992 by and between Met Life International Real Estate Equity
Shares, Inc., ("Landlord") and Keyvan Rafie, a sole proprietorship, ("Tenant").


                         PARKING SPACE RENTAL AGREEMENT

       This Agreement is made and entered into by and between MET LIFE INTERNATIONAL REAL ESTATE EQUITY SHARES, INC., a Delaware corporation (herein "Landlord") and Keyvan Rafie, a sole proprietorship, (herein "Tenant").

RECITALS:

       A. Landlord is "Landlord" and Tenant is "Tenant" under that certain Lease Agreement (the "Lease") dated May 29, 1992 wherein Tenant leased from Landlord certain premises (the "Premises") located in Landlord's office building (the "Building") at 8330 Boone Boulevard, Vienna, Virginia, 22182.

       B. Landlord desires to grant and Tenant desires to acquire the right to use certain of the Building's parking spaces.

       NOW, THEREFORE, for and in consideration of Ten and No/l00 Dollars, ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Landlord hereby grants Tenant license to use seventy-six (76) parking spaces (the "Parking Spaces") located in the Building garage at no additional expense to Tenant for the initial term of this Lease, for the purpose of parking motor vehicles for a term commencing on July 1, 1992 and terminating upon termination or expiration of the Lease for whatever reason.

       2.     In addition, Landlord hereby grants Tenant license to use fourteen
(14) parking spaces (the "Parking Spaces") located in the Building garage for the initial term of this Lease, for the purpose of parking motor vehicles for a term commencing on July 1, 1992 and terminating upon termination or expiration of the Lease for whatever reason. Tenant hereby agrees to pay an initial rental fee of $25.00 per month for each of the Parking Spaces, which fee shall be payable monthly in advance on or before the first day of each month throughout the initial term of the Lease.

       3. All motor vehicles (including all contents thereof) shall be parked in all spaces leased hereunder at the sole risk of the owner thereof, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and/or security of such vehicles. Landlord shall have no liability whatsoever to Tenant for any


-----------------

       (3) Two (2) of the seventy six (76) parking spaces shall be reserved for "Rafie & Associates".

property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of said spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action (including reasonable attorney's fees) which Landlord may incur in connection with or arising out of Tenant's use of said spaces pursuant to this Agreement.

       4. It is further agreed that this Agreement shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

       5. In its use of the spaces, Tenant shall follow all of the rules of the Building applicable thereto, as the same may be reasonably amended from time to time. Upon the occurrence of any breach of such rules, or default by Tenant pursuant to Section 26 of this Lease, or under this Agreement, Landlord shall be entitled to terminate this Agreement, in which event Tenant's right to utilize any and all of the spaces leased hereunder shall thereupon cease.

       6. In the event of substantial casualty damage to the parking garage located within the Project (the "Garage") which in accordance with Section 23 of this Lease makes it impossible or impractical for Landlord economically to comply with this Agreement, this license shall terminate upon and as of the date of such casualty. If the Garage (or a portion thereof) or any part of the real property upon which the Garage is situated is taken by governmental or quasi-governmental action or sale in lieu thereof and such taking or sale makes it impractical or impossible for Landlord economically to comply with this Agreement, this Agreement shall terminate as of the date of such taking or sale.

       7. To further insure that only those parties leasing Parking Spaces are utilizing such parking spaces, Tenant shall provide Landlord with a complete list of the names of all of Tenant's employees issued security access cards, which list shall contain the corresponding license plate numbers of those automobiles owned, leased or used by each of said employees. Such list shall be updated by Tenant periodically, as necessary, and shall contain a specific designation as to which automobiles of which employees have been issued decals for Parking Spaces. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefore, and the failure to pay any such amount shall additionally be deemed an event of default under the Lease, entitling Landlord to all of its right and remedies thereunder.



TENANT: Keyvan Rafie, a              LANDLORD: Met Life International Real
sole proprietorship                  Estate Equity Shares, Inc., a Delaware
                                     corporation


By: /s/ KEYVAN RAFIE                 By: /s/ MICHAEL J. CURRAN         GG
   --------------------------            ---------------------------------
        Keyvan Rafie                             Michael J. Curran


Title: A Sole Proprietorship        Title: Assistant Vice President
      -----------------------              -------------------------------


Date:       5-18-92                 Date:          5/29/92
     ------------------------              -------------------------------

                                   EXHIBIT "G"

                               TERMINATION OPTION

Tenant shall have the one (1) time option to terminate this Lease on the last day of the ninety-sixth (96th) month of the Lease Term provided that (i) Tenant is not then nor has ever been in material default of any of the terms and conditions under this Lease, (ii) Tenant provides Landlord with at least two hundred seventy (270) days prior written notice of such termination, and (iii) Tenant shall pay a cash termination fee equal to $300,000.00 (representing unamortized costs (i.e., above standard improvements, commissions and rental concessions)) submitted with written notice. In the event Tenant is not in default of any of the obligations of this Lease and Tenant does not exercise this Option to Terminate under the terms and conditions mentioned above, Tenant's lease shall remain in full force for the remainder of the Lease Term.




TENANT: Keyvan Rafie, a                     LANDORD: Met International Real
sole proprietorship                         Estate Equity Shares, Inc., a Delaware
                                            corporation


By: /s/ KEYVAN RAFIE                        By /s/ MICHAEL J. CURRAN       GG
    -----------------------------              ---------------------------------
            Keyvan Rafie                               Michael J. Curran

Title: A Sole Proprietorship                Title: Assistant Vice President
      ---------------------------                 ------------------------------

Date:        5-18-92                        Date:         5/29/92
     ----------------------------                -------------------------------

                                   EXHIBIT "H"



                                 EXPANSION SPACE

Tenant shall have the following rights to lease additional space in the Building, subject to the following term and conditions:

1.     The Expansion Space

       (A) Tenant shall have the right to lease a block of approximately 5,000 s.f. square feet [plus or minus twenty percent (20%)] of Net Rentable Area in the Building ("The Expansion Space"). The Expansion Space shall be made available to Tenant no earlier than the first day of the forty-eighth (48th) month of the Lease Term and no later than the last day of the seventy-second
(72nd) month of the Lease Term. On or before the first day of the thirty-sixth
(36th) month of the Lease Term, Landlord shall provide Tenant with a written notice stating: (i) the exact location of The Expansion Space (to be cross-hatched on a floor plan of the Building); (ii) the exact Net Rentable Area of The Expansion Space that will be available; and (iii) the date during The Expansion Period that The Expansion Space will be available for Tenant's occupancy ("The Expansion Space Availability Date"). Tenant shall provide Landlord with written notice of its election to exercise this option, or its rejection thereof, at least nine (9) months prior to The Expansion Space Availability Date. Tenant hereby agrees that it will act reasonably with respect to Landlord's ability to deliver the exact square footage described above for The Expansion Space.

       (B) The annual base rental payable for The Expansion Space shall be at the prevailing market rate of comparable space in the building as of The Expansion Space Availability Date.

       (C) Within seven (7) days following Tenant's exercise of its option to lease The Expansion Space, Landlord and Tenant shall execute an amendment ("The Amendment") to this Lease incorporating The Expansion Space into the Premises, and setting forth the provisions contained in Subparagraph 1(B) above. Tenant's failure to execute The Amendment within such seven (7) day period for any reason other than Landlord's failure to provide such Amendment to Tenant, shall constitute a waiver of the option granted in this Section 1.

2.     Improvements

       In the event Tenant's Expansion Space has either: (i) never been built out; or (ii) demolished for whatever reason, the Landlord shall provide Tenant a Building Standard work letter consistent with Exhibit "C" attached hereto. In the event Tenant's Expansion Space has been previously built out for office use, then Tenant shall accept said Expansion Space in it's present "as is" condition.





TENANT: Keyvan Rafie, a                     LANDLORD: Met Life International Real
sole proprietorship                         Estate Equity Shares, Inc., a Delaware
                                            corporation




By: /s/ Keyvan Rafie                        By: /s/ Michael J. Curran         GG
    ------------------------                    --------------------------------
         Keyvan Rafie                                  Michael J. Curran

Title: A Sole Proprietorship                Title: Assistant Vice President
       ---------------------                      ------------------------------


Date:       5-18-92                         Date:       5/29/92
      ----------------------                     -------------------------------

                                   EXHIBIT "I"

                                 RENEWAL OPTION

Tenant shall have the following option (the "Option") to renew this Lease:

Tenant may, by notifying Landlord of it's election in writing at least twelve
(12) months prior to the end of the Lease Term, renew this Lease for an additional lease term (the "Second Lease Term") beginning on the day next following the expiration date of the Lease Term and continuing for five (5) years thereafter. Such renewal shall be on all of the terms and conditions of this Lease which are not inconsistent herewith, except that the rentals payable during the Second Lease Term shall be at the then prevailing market rental rate of comparable space within the Building as of the date of renewals, less five percent (5 %). In no event, however, shall the rental rate for the Second Lease Term be less than the rental rate for the Initial Lease Term.

Failure by Tenant to notify Landlord of Tenant's election to exercise this renewal option herein granted within the time limited set forth for such exercise shall constitute a waiver of such Option.

For the purposes of determining the prevailing market rate of the Premises (the "Market Rate") for the renewal terms, Landlord and Tenant agree to the following procedure:

       (i) The Market Rate shall be determined by Landlord and Tenant during the period of the first three months following Tenant's notice to Landlord that Tenant elects to exercise its option to extend the Lease for a renewal term; and

       (ii) In the event Landlord and Tenant are unable to agree upon the Market Rate of the Premises during said three month period; then the same shall be determined by arbitration in the following manner:

              FIRST: Landlord and Tenant shall each appoint a fit and impartial person as arbiter who shall have had at least ten (10) years of experience in the County Fairfax in a calling connected with the subject matter of the dispute. Such appointment shall be signified in writing by each party to the other, and the arbiters so appointed, in the event of their failure to agree within thirty (30) days upon the matter so submitted, shall appoint an umpire.

              SECOND: In the case of failure of such arbiters to agree and their failure to agree upon an umpire, then such umpire shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years experience as to the subject matter in question.

              THIRD: In case either Landlord or Tenant shall fail to appoint an arbiter, as aforesaid, within a person of twenty (20) days after written notice from the other party to make such appointment, than the arbiter appointed by the party no in default hereunder shall appoint a second arbiter and the two so appointed shall, in the event of their failure to agree upon a decision within ten (10) days thereafter, appoint an umpire.

              FOURTH: The arbiters and umpire, after being duly sworn to perform their duties with impartiality and fidelity, shall proceed with all reasonable dispatch to determine the questions submitted. The decision of the arbiters and umpire, as the case may be, shall in any event be rendered within thirty (30) days after their appointment, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties.

              FIFTH: The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, and the award of the arbitrators shall be binding, final and conclusive on the parties. The fees of the arbiters and umpire and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for by the parties shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

              SIXTH: The arbiters and umpire, as the case may be, shall have not authority to modify, change or amend any of the terms, covenants and conditions of this Lease, and shall be limited to making a determination of the then Market Rate of the Premises.



TENANT: Keyvan Rafie, a                   LANDLORD: Met Life International Real
sole proprietorship                       Estate Equity Shares, Inc., a Delaware
                                          corporation



By: /s/ KEYVAN RAFIE                      By: /s/ MICHAEL J. CURRAN       GG
   -------------------------------           -------------------------------
        Keyvan Rafie                             Michael J. Curran
Title:  A Sole Proprietorship             Title: Assistant Vice President
      ----------------------------               ---------------------------

Date:     5-18-92                         Date:         5/29/92
     -----------------------------             -----------------------------

                                   EXHIBIT "J"

                               INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this "Agreement") is made as of the 29th day of May, l992 by and between MET LIFE INTERNATIONAL REAL ESTATE EQUITY SHARES, INC., a Delaware corporation ("Landlord"), and KEYVAN RAFIE, a sole proprietorship ("Tenant").

                                    Recitals:

R-1. Landlord, as landlord, and Tenant, as tenant, have entered into a certain lease (the "Lease") dated of even date herewith covering certain premises more particularly described in Exhibit "B" of the Lease in the building located at 8330 Boone Boulevard, Vienna, in Fairfax, Virginia.

R-2. Tenant is currently party as tenant to that certain office Lease (also referred to in said Office Lease as the "Standard Office Lease" and the "Agreement of Lease", but herein referred to as the Tycon Lease) dated the 30th day of November 1987, by and between Tenant and J.T.L. Tycon Towers I Limited Partnership ("J.T.L."), a Virginia Limited Partnership, as landlord, covering premises (the "Tycon Premises") known as Suite 1300 in the building located at 8000 Towers Crescent Drive, Vienna, Virginia, as amended by Lease Addendum dated the 30th day of November, 1987.

R-3. To induce Tenant to enter into the Lease, Landlord has agreed to indemnify Tenant from liability for monthly rent and its proportionate share of operating costs and expenses under the Tycon Lease from and after the later to occur (the "Indemnity Commencement Date") of (i) the commencement date of the Lease or (ii) the date Tenant vacates the Tycon Premises, subject to the terms and conditions of this Agreement.

R-4. The parties desire to enter into this Agreement to set forth their respective rights and obligations with respect to the Tycon Lease.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements of the parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties undertake as follows:

                                   Agreement:

1. Recitals. The foregoing Recitals are a material part of this Agreement and are incorporated herein by reference.

2. Indemnity. Subject to compliance by Tenant with all of its obligations under this Agreement and the Lease, Landlord hereby indemnifies and holds harmless Tenant from and against its obligations under the Tycon Lease, coming due subsequent to the Indemnity Commencement Date, to pay the monthly rent and the Tenant's proportionate share of operating costs and expenses under the Tycon Lease, less the amount of any payments made by any subtenant or assignee on account of such rent or other charges. Notwithstanding that Landlord may from time to time make payments of rent due under the Tycon Lease directly to J.T.L. on behalf of Tenant, such payments shall not be construed, nor shall the same be deemed, as an assumption of, nor of Landlord's intent or desire to assume, nor as an acceptance of an assignment by Tenant of, the Tycon Lease.

3.     Management Agent.

       (a) Tenant hereby appoints Landlord as Tenant's agent for the purpose of locating and entering into subleases or assignments of all or portions of the Tycon Premises, and for the purposes of acting as Tenant's managing agent for the collection of sub-rents and other payments due under any subleases and assignments enforcement of subleases and assignments, and taking such action as may be necessary under any sublease or assignment in furtherance of performance hereunder. Landlord hereby accepts such appointment.

       (b) Upon request by Landlord, Tenant shall provide written notice to J.T.L. and its managing agent of the appointment by Tenant of Landlord as its agent for the purposes described herein.

       (c) It is the intent of the parties that Landlord shall have the right to manage and control the Tycon Premises and the subleasing and assignment thereof, and have full and complete information with respect to such premises and their use and occupancy, in order that Landlord shall have all opportunity to mitigate and control its indemnity obligations. Any action or omission by Tenant which is inconsistent with such intent (including without limitation direct dealings with any subleases or assignee without Landlord's approval, or termination of this agency) shall upon five (5) business days written notice discharge Landlord from its obligations under this Agreement.

4. Condition of Premises. Until the commencement date of the Lease, Tenant will maintain the Tycon Premises in a good and orderly condition, in compliance with all terms of the Tycon Lease, and shall not remove therefrom any bathroom fixtures, lighting fixtures, finishes, millwork, floor covering and similar items, without the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its discretion. As soon as is reasonably possible after the commencement date of the Lease, Tenant will vacate the Tycon Premises, leaving the same vacant or Tenant's personal property and equipment, in broom-clean condition, and in condition suitable for showing to prospective subtenants or assignees thereof.

5.     Cooperation.

       (a) Tenant shall cooperate with and assist Landlord in effecting an assignment of subletting of all or portions of the Tycon Premises to assignee(s) or subtenant(s) identified by Landlord, including without limitation, assistance in obtaining such consents as may be necessary from J.T.L., its agents, successors or assigns, and providing access for the purpose of showing the Tycon Premises to prospective assignees and subtenants.

       (b) Within five (5) business days after request therefor by Landlord, Tenant shall execute such assignments and/or subleases to assignee(s) and subtenant(s) identified by Landlord, it being understood that, as between Tenant and Landlord, Tenant, unless this Agreement is terminated as herein provided, shall not be responsible for fulfilling any economic obligations in the nature of inducements in connection with any such assignment or sublease. The parties agree that the form of assignment attached hereto as Exhibit "A" and the form of sublease attached hereto as Exhibit "B", with such modifications as may be necessary to implement a particular transaction, are acceptable.

       (c) In the event Tenant receives any notices from any assignee or subtenant, it shall immediately provide copies thereof to Landlord. Tenant shall not deliver any notices or other communications to any assignee or subtenant without prior approval of or being requested to do so by Landlord.

       (d) Any sublease or assignment payments made to Tenant shall be forthwith remitted to Landlord.

       (e) In the event Tenant acquires knowledge of any default of threatened default of any assignee or subtenant, it shall promptly advise Landlord of the nature and circumstances thereof, to the full extent of Tenant's knowledge.

6. Lease Status. Tenant will fully comply with and keep the Tycon Lease in full force and effect. Tenant will promptly provide Landlord with copies of all notices and other communications from J.T.L., its agents, successors or assigns, and shall deliver such notices and take such action with respect thereto as Landlord may direct. Without limiting the generality of the foregoing, all notices and statements of any increases in operating costs and expenses and other notices of any change in terms, conditions or operations shall be timely delivered promptly. Landlord shall have the right, by notice to Tenant, to cause Tenant to exercise any of its rights any remedies under the Tycon Lease, including without limitation the right of audit statements to operating costs and expenses and the right to exercise options to renew. Provided Tenant complies with provisions outlined above and Tenant provides Landlord with adequate notice of monetary obligation Landlord shall incur the expenses of compliance.

7. Representations. Tenant represents and warrants to Landlord, as a material inducement for Landlord entering into this Agreement, that as of the date of this Agreement:

       (a) The Tycon Lease is in full force and effect and there exists no default thereunder by any party which, with the giving of notice or the passage of time, would entitle any party to terminate the same;

       (b) Attached hereto as Exhibit "C" is a true and complete copy of the Tycon Lease, with all amendments and modifications thereof;

       (c) Except as set forth in Exhibit "C", the Tycon Lease has not been modified or amended;

       (d) Attached hereto as Exhibit "D" are true and complete copies of all notices, communications, statements of operating costs and expenses and adjustments of rent, audit reports, and all other written materials received from J.T.L. and its managing agent in Tenant's possession;

       (e) Attached hereto as Exhibit "E" are true and complete records of Tenant's share and amounts of operating costs and expenses passed through to Tenant under the Tycon Lease.

8. Rent Prior to Indemnity Commencement. In all events Tenant shall be responsible for payment of all rent and its proportionate share of operating costs and expenses accrued under the Tycon Lease until the Indemnity Commencement Date. Such payments shall be made to as specified in the Tycon Lease and in accordance therewith, and Tenant shall provide Landlord with reasonably satisfactory documentary evidence of such payment.

9. Termination; Discharge. Landlord shall be discharged from its indemnity obligations hereunder, and this Agreement shall terminate, upon (a) any breach by Tenant of the Lease and the exercise of any remedies thereunder and failure to cure any such breach within the applicable notice provisions; (b) any breach by Tenant of its obligations hereunder, or (c) any termination of the Tycon Lease; provided that Landlord is not responsible for such Termination.

10. No Third-Party Benefits. The provisions of this Agreement are as between Landlord and Tenant only and no third party (including without limitation J.T.L., its managing agent, and its successors and assigns) is intended to be benefitted hereby.

11. Independent Covenants. Except to the extent that a breach of the Lease may operate to terminate this Agreement under subclause (a) of Paragraph 9 above, the covenants and undertakings of the parties set forth herein are independent of the obligations of the parties under the Lease, and the covenants and undertakings of the parties set forth in the Lease are independent of the obligations of the parties under this Agreement.

12. Notices. All notices permitted or required to be given hereunder shall be effective upon delivery in the manner and to the parties as provided in the Lease.

13. Governing Law. This Agreement is intended to be performed in the Commonwealth of Virginia and shall be governed by the substantive laws of such jurisdiction.

14. Waiver of Jury Trial. In the event of any dispute under this Agreement, the parties desire that such dispute be tried as to factual matters by a judge, and not by a jury. Accordingly, each party hereto fully and freely waives trail by jury in any action, proceeding or counterclaim brought or asserted by either of the parties hereto against the other.

15. Assignment. This Agreement is personal between the parties. Tenant shall not assign any of its rights or obligations under this Agreement without the written consent of Landlord; any attempted assignment shall be void without such consent, and shall further constitute a breach of Tenant's obligations hereunder, terminating Landlord's obligations under this Agreement.

16. Modifications and Waivers. No modifications, waiver, amendment, or change of this Agreement, except as otherwise provided herein, shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, or change is sought. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

17. Exhibits. All exhibits referred to herein and attached hereto are incorporated by reference into this Agreement.

18. Construction. Each party hereto and its counsel has reviewed and revised (or requested revisions of) this Agreement, and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be applicable in the construction and interpretation of this Agreement.

19. Captions. The captions of this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any term hereof.

20. Counterparts; Form of Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by persons duly authorized to bind them to their respective obligations hereunder.



WITNESS: MET LIFE INTERNATIONAL REAL ESTATE EQUITY SHARES, INC., a Delaware corporation


                                      By: /s/ Michael J. Curran         GG
                                         -----------------------------------
                                              Michael J. Curran,

                                      Title: Assistant Vice President
                                            --------------------------------
                                      Date:  5/29/92
                                            --------------------------------



  /s/ Gail E. Griffith
---------------------------

Name: Gail Griffith
     ----------------------
Date:    5-29-92
     ----------------------



WITNESS:                              KEYVAN RAFIE, a sole proprietorship


                                      By: /s/ Keyvan Rafie
                                         ----------------------------------
                                                   Keyvan Rafie

                                      Title:    A Sole Proprietorship
                                            -------------------------------
                                      Date:       5-18-92
                                            -------------------------------


  /s/ Alexandria P. West
----------------------------

Name: Alexandria P. West
     -----------------------

Date:       5-18-92
     -----------------------

                                LIST OF EXHIBITS


Exhibit "A"             -       Form of Assignment

Exhibit "B"             -       Form of Sublease

Exhibit "C"             -       Complete copy of the Lease with all attachments

Exhibit "D"             -       Copies of all: notices; communications; statements of operating costs and adjustments of rent; audit reports; and all other written materials received from J.T.L. and its managing agent.

Exhibit "E"             -       Complete records of Tenant's share and amounts of operating costs and expenses passed through to Tenant under the Tycon Lease.

                                   EXHIBIT "A"

          of Indemnity Agreement by and between Met Life International
      Real Estate Equity Shares, Inc. and Keyvan Rafei dated, May 29, 1992.

                     (PARTIAL) ASSIGNMENT AND ASSUMPTION OF
                          LESSEE'S INTEREST UNDER LEASE

This (Partial) Assignment and Assumption of Lessee's Interest Under Lease (the "Assignment") is entered into as of this _____ day of __________, 1992, but effective for all purposes as of __________,1992 (the "Effective Date"), by and between Keyvan Rafei ("Assignor") and ______________________,("Assignee").

                                    RECITALS

       R-l.   Assignor is currently party as tenant to that certain Office Lease
(also referred to in said Office Lease as the "Standard Office Lease" and the "Agreement of Lease", but herein referred to as the "Tycon Lease") dated the 30th day of November, 1987, by and between Assignor and J.T.L. Tycon Towers I Limited Partnership ("J.T.L."), a Virginia Limited Partnership, as Landlord, covering premises (the "Tycon Premises") known as Suite 1300 in the building located at 8000 Towers Crescent Drive, Vienna, Virginia, as amended by Lease Addendum dated the 30th day of November, 1987. A true copy of the Tycon Lease is attached hereto as Exhibit A.

       R-2.   Assignor desires to assign to Assignee (the below-described portion of) its right, title and interest in and to the Tycon Lease and the Tycon Premises (the "Assigned Interest") upon the terms and conditions hereunder set forth.

       R-3.   Assignee desires to accept such assignment and to assume the obligations of Assignor as tenant with respect to the Assigned Interest, and to be bound in Assignor's stead to the terms of the Tycon Lease with respect to the Assigned Interest.

       NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the parties agree as follows:

       1. The above recitations, which are incorporated herein by this reference, are true and correct.

       2. Assignor hereby assigns, sets over and transfers unto Assignee (all of its right, title and interest in and to the Tycon Lease) (a portion of its right, title and interest in and to the Tycon Premises and the Tycon Lease, more particularly described as follows:) (IF PARTIAL ASSIGNMENT, DESCRIBE TERM OR PORTION OF PREMISES AND/OR LEASEHOLD BEING ASSIGNED).

       3. Assignee hereby accepts the foregoing assignment and the Assigned Interest and to assume the obligations concomitant therewith, and covenants and agrees to be bound by all of the terms, covenants and conditions of the Tycon Lease, and to hold Assignee harmless from any loss or cost whatsoever arising from or relating to a breach by Assignee of the foregoing covenant, subject only to the following:

(LIST ANY OBLIGATIONS OF TENANT UNDER TYCON LEASE WHICH WILL NOT BE ASSUMED BY ASSIGNEE)

       4. All exhibits attached hereto are by this reference incorporated herein to the same effect as if fully set forth herein.

       5. This Assignment contains the entire agreement of the parties hereto; all other agreements and understandings, whether oral or written, are hereby merged into this Assignment and are of no force or effect except as so merged.

       IN WITNESS WHEREOF, Assignor has executed this Assignment in the presence of the undersigned witness as of the day and year first above-written, and Assignee has caused this Assignment to be executed by _____________, its ____________, and its corporate seal to be hereunder affixed and attested by
____________________, its (Assistant) Secretary, and Assignee does hereby appoint the said ______________ and ________________ as its true and lawful attorney-in-fact to execute and deliver this Assignment as Assignee's act and deed as of the day and year first above-written.



                                        ASSIGNOR:

WITNESS:                                KEYVAN RAFEI

          [SIG]                          /s/ KEYVAN RAFEI
---------------------------             --------------------------------
Name                                    Keyvan Rafei

Date: 5/28/92                           Date: May/28/92
     ----------------------                  ---------------------------

ATTEST:                                 ASSIGNEE:

                                        --------------------------------

---------------------------
Name
                                        By:
                                           -----------------------------
Date:
     ----------------------
                                        Title:
                                              --------------------------


(Corporate Seal)                        Date:
                                             ---------------------------

                                   EXHIBIT "B"


            of Indemnity Agreement dated May 29, 1992 by and between Met Life International Equity Shares, Inc. and Keyvan Rafei

                               SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT, made and entered into this ___ day of __________, 1992, between ___________________, ("Tenant") and ________________,
("Subtenant").


                                   WITNESSETH:

     WHEREAS, Tenant is in rightful possession of the premises known as __________________ located at __________, designated as the ________ floor, under the __________________ Lease Agreement dated, __________, a copy of which Lease is attached hereto, marked as Exhibit "A" and made a part of this Sublease Agreement; and


       WHEREAS, Tenant wishes to sublease Suite __ of the above premises to the Subtenant on the terms stated herein;

       NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

1.     PREMISES

       The Tenant hereby subleases to the Subtenants, and the Subtenant hereby hires and leases from the Tenant, approximately _______ square feet of the premises described in the Lease marked as Exhibit "A" which is herein referred to as the "Subleased Premises".

 2.    TERM

       The term of the Sublease shall be for a period of___________ months commencing on _________ and ending on ____________.


 3.    RENT

       Rent for the first year is to be __________________ per month payable on the first (1st) day of each month. In addition, Subtenant agrees to pay to Tenant the first (1st) month's rent in full immediately upon execution of this Sublease Agreement. The rent for the second (2nd) year of the Sublease shall be increased by ___ percent requiring payment of _______________ per month. There shall be a four percent (4%) late charge for rent not received on or prior to the due date for each month's rent.

4.     ALTERATIONS

       The Subtenant may not modify the building design of the Subleased premises without prior written approval by Tenant, which approval shall not be unreasonably withheld. Subtenant must additionally coordinate any such building design modification with ____________________, ("Landlord"). Subtenant shall be solely responsible for the expense of any approved building design modifications. Sublessee reserves the right to modify the existing suite entry, with appropriate Landlord approval. Sublessor shall not be required to return the suite to its original condition for approved alterations.

5.     PARKING

       During the term of this Sublease and during any extension of this Sublease, Subtenant shall have the license to use ________ parking spaces in the building garage at no charge.

                                       SUBLESSOR:


                                       BY:
                                          -------------------------------

                                       TITLE:
                                             ----------------------------

                                       DATE:
                                            -----------------------------

                                       SUBLESSEE:


                                       BY:
                                          -------------------------------

                                       TITLE:
                                             ----------------------------

                                       DATE:
                                            -----------------------------


                               CONSENT OF LANDLORD

       The undersigned is the Landlord under the within described Lease. The undersigned hereby consents to this Assignment and expressly releases _______________ from any further liability or obligation as Tenant under the terms of the Lease.


                                       LANDLORD:


                                       BY:
                                          ------------------------------

                                       TITLE:
                                             ---------------------------

                                       DATE:
                                            -----------------------------